UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 5, 2005

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Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-26824	68-0370244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 South McDowell Boulevard
Petaluma, California 94954
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

——————————————————————
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On July 5, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tegal Corporation (the “Company”), approved the First Amendment to the Sixth Amended and Restated 1998 Equity Participation Plan (the “Amendment”), which amends the Sixth Amended and Restated 1998 Equity Participation Plan (the “Plan”) to allow for the issuance of restricted stock units to employees and consultants of the Company. A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

        On July 5, 2005, the Compensation Committee approved the issuance of 600,000 restricted stock units under the Plan to Brad Mattson, Chairman of the Board of Directors of the Company. The restricted stock units will vest on the first to occur of (i) July 5, 2012 or (ii) in the event of the consummation of a single transaction or series of related transactions in which equity securities or securities convertible into equity securities of the Company are sold yielding proceeds to the Company (the “Financing”) prior to July 5, 2012, the date on which the first tranche of the additional net cash available to the Company as a result of the Financing is released and/or becomes available to the Company without further restrictions. Each restricted stock unit will entitle Mr. Mattson to receive one share of common stock of the Company. The shares of the Company’s common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) March 6, 2006, (2) Mr. Mattson’s termination of employment or service with the Company, (3) Mr. Mattson’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed in a lump sum in shares of the Company’s common stock on the applicable distribution date (except in the case of a distribution commencing on March 6, 2006, in which case the shares will be distributed in three equal quarterly installments on March 6, 2006, May 29, 2006 and August 28, 2006). Mr. Mattson will have no voting or dividend rights prior to the time when the Company’s common stock is distributed pursuant to the restricted stock units. Mr. Mattson’s restricted stock unit award agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

        In addition, Mr. Mattson entered into a letter agreement with the Company on July 5, 2005, whereby the Company agreed to issue to him an additional 400,000 restricted stock units under the Plan on the date such grant would be permissible under the Plan’s award limit. In the event Mr. Mattson is not eligible to receive an award of such restricted stock units under the Plan on such date, and subject to applicable law, the Company will use its best efforts to issue the restricted stock units to Mr. Mattson on such date on the same terms and conditions as would have applied to such grant were Mr. Mattson eligible to receive an award of the restricted stock units under the Plan. The form of restricted stock unit agreement to be used to evidence any award pursuant to the letter agreement is attached as Exhibit A to the letter agreement. If granted, each restricted stock unit will entitle Mr. Mattson to receive one share of common stock of the Company. The shares of the Company’s common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) November 20, 2006, (2) Mr. Mattson’s termination of employment or service with the Company, (3) Mr. Mattson’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed in a lump sum in shares of the Company’s common stock on the applicable distribution date (except in the case of a distribution commencing on November 20, 2006, in which case the shares will be distributed in two equal installments on November 27, 2006 and February 26, 2007). Mr. Mattson will have no voting or dividend rights prior to the time when the Company’s common stock is distributed pursuant to the restricted stock units. A copy of the letter agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated by reference herein.

        On July 5, 2005, the Compensation Committee also approved the issuance of 150,000 restricted stock units under the Plan to Thomas R. Mika, Chief Executive Officer of the Company. The restricted stock units will vest on the same schedule as the restricted stock units granted to Mr. Mattson, described above. Each restricted stock unit will entitle Mr. Mika to receive one share of common stock of the Company. The shares of the Company’s common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) June 13, 2008 (2) Mr. Mika’s termination of employment or service with the Company, (3) Mr. Mika’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed 150,000 in shares of the Company’s common stock on the applicable distribution date. Mr. Mika will have no voting or dividend rights prior to the time when the Company’s common stock is distributed pursuant to the restricted stock units. The form of restricted stock unit award agreement pursuant to which Mr. Mika’s restricted stock units will be awarded is filed as Exhibit 10.4 to this Form 8-K and is incorporated by reference herein. The Company expects that this form will be used to evidence future awards of restricted stock units under the Plan

Item 9.01.  Financial Statements and Exhibits

      (c) Exhibits.

Exhibit No.	Description
10.1	First Amendment to the Sixth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation
10.2	Restricted Stock Unit Award Agreement dated July 5, 2005 between Tegal Corporation and Brad Mattson
10.3	Letter Agreement dated as of July 5, 2005 between Tegal Corporation and Brad Mattson
10.4	Restricted Stock Unit Award Agreement dated July 5, 2005 between Tegal Corporation and Tom Mika
10.5	Form of Restricted Stock Unit Award Agreement under the Sixth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2005	TEGAL CORPORATION
By: /s/ Thomas R. Mika Name: Thomas R. Mika Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to the Sixth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation
10.2	Restricted Stock Unit Award Agreement dated July 5, 2005 between Tegal Corporation and Brad Mattson
10.3	Letter Agreement dated as of July 5, 2005 between Tegal Corporation and Brad Mattson
10.4	Restricted Stock Unit Award Agreement dated July 5, 2005 between Tegal Corporation and Tom Mika
10.5	Form of Restricted Stock Unit Award Agreement under the Sixth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation